WRL FREEDOM ENHANCER
VARIABLE ANNUITY

Issued Through
WRL SERIES ANNUITY ACCOUNT
By
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated August 14, 2002 to Prospectus Dated
May 1, 2002 as Supplemented May 1, 2002

Please use this supplement with the WRL Freedom Enhancer prospectus dated May 1, 2002, as supplemented May 1, 2002. Please read it carefully and keep it with your May 1, 2002 prospectus, as supplemented May 1, 2002, for future reference.

The prospectus is amended in the following respects:

SUMMARY

10. Other Information - Additional Features -- Compounding
Minimum Death Benefit -- 9th bullet point, third sentence, page 11:

This feature is not available to annuitants or owners age 75 or older on the Contract date.





















AG00590 -- 8/2002


This Prospectus Supplement must be accompanied by the WRL Freedom Enhancer Prospectus dated May 1, 2002, as supplemented May 1, 2002